Exhibit 10.31

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

IC TECHNOLOGY DEVELOPMENT AGREEMENT

This IC TECHNOLOGY DEVELOPMENT AGREEMENT (the “Agreement”) is entered into effective as of 27 of May 2005 (the “Effective Date”), by and between Tower Semiconductor Ltd., an Israeli company with principal offices located at Ramat Gavriel Industry Zone, Migdal Haemek, 23105 Israel, (“Tower”) and Alien Technology Corporation, a Delaware corporation with principal offices located at 18220 Butterfield Blvd, Morgan Hill, California 95037, USA (“Alien”).

RECITALS

WHEREAS, Alien is designing and selling RFID tags that include integrated circuits and wishes to engage Tower to provide services relating to the design of certain integrated circuits and the development of associated process technology; and

WHEREAS, Tower is willing to provide, on the terms and conditions set forth in this Agreement, the design and process development services for integrated circuits, as described in the applicable Statement of Work and any exhibits attached thereto.

WHEREAS, Alien and Tower signed on September 3, 2004 a letter agreement titled “Memorandum of Understanding/Preliminary Agreement” (the “MOU”) with respect to the design and process development of an IC and have commenced work under the MOU.

WHEREAS, Alien and Virage Logic have an agreement dated September 24, 2004 for the development of embedded module of electrically programmable non volatile memory optimized for RFID IC application to be manufactured using Tower’s manufacturing process (“Base RFID NOVeA”) to be embedded in Alien’s RFID IC to be manufactured at Tower.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the parties hereto agree as follows:

1. DEFINITIONS. Unless this Agreement expressly provides otherwise, the following terms shall have the meanings set forth below:

1.1 Technology means inventions, trade secrets, know-how, designs, information, data, processes, methods, techniques, drawings, component board models, layouts, schematics, diagrams, functional blocks, Circuits, Devices, cells, design tools, software, design rules, simulation models, net lists, software, test protocols, test structures, characterization and test results, methods and patterns, specifications and other technical information, whether or not patentable or otherwise protectable.

1.2 Process means, with respect to the Technology, recipes, modules and other items of semiconductor manufacturing process Technology used to fabricate integrated circuits and other semiconductor devices and products, including variants of such Technology and any improvements, updates or revisions thereto. The Tower Process Technology in use for any given Statement of Work will be described in such Statement of Work.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

1.3 Assembly means, with respect to a Technology, the manufacturing steps used to integrate discrete integrated circuits into a stand-alone electronic system.

1.4 Circuit means a unit, comprised of two or more active and/or passive Devices interconnected with each other and imprinted or associated on one or no re silicon substrates that is forming or performing a defined electrical function.

1.5 Device means an element (such as a transistor, diode, resistor, capacitor or inductor) that performs a specific electrical function, excluding Circuit.

1.6 Existing means, with respect to a Technology or Intellectual Property Rights, the Technology or Intellectual Property Rights owned or used, initially as of the Effective Date and thereafter as at the effective date of each SOW, by a party and which such party may use or provide to the other party in the performance of work under this Agreement.

1.7 Developed means, with respect to a Technology or Intellectual Property Rights, all inventions, discoveries, improvements and modifications to a Technology or Intellectual Property Rights developed during the course of work under a SOW.

1.8 Jointly Owned Developed Technology (JODT) means any Developed Technology that is jointly owned by the parties pursuant to Sections 6.4(b) and 6.4(e) of this Agreement. JODT shall expressly exclude any underlying Existing Technology and Existing Intellectual Property Rights.

1.9 IC means an integrated circuit.

1.10 RFID IC means integrated circuits that are incorporated into Radio Frequency Identification (“RFID”) tags.

1.11 Intellectual Property Rights (IPR) means any and all copyrights, trade secret rights, inventions, patent rights, design rights, database rights, mask works, topography rights and know-how, whether registered or unregistered, and including any application for registration for any of the foregoing, and any rights of similar nature or effect existing anywhere in the world.

1.12 Statement of Work (SOW) means each separate statements of work to be mutually agreed upon by Alien and Tower from time to time describing specific development projects to be conducted under this Agreement, and the parties respective responsibilities therein, as such projects are agreed by the parties to be undertaken.

1.13 Services mean the projects, tasks, services, and other work as described in and carried out by Tower under this Agreement or a SOW.

1.14 Confidential Information means any information disclosed by one party to the other in connection with the performance of this Agreement, including Technology and other information that relates to the disclosing party’s products, designs, business plans, business

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CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

opportunities, finances, research, development, know-how, personnel, or third-party confidential information disclosed to the receiving party by the disclosing party in any form whatsoever (including, but limited to, disclosure made in writing, orally or in the form of samples, models, computer programs or otherwise), and the terms and conditions of this Agreement, provided that such information is at the time of disclosure designated as “confidential” or the nature of the information makes it obvious that it is confidential. Confidential Information does and will not include material that:

(a) is now or subsequently becomes generally available to the public or is disclosed to third parties without restriction on its use or disclosure, provided that an officer of the disclosing party with the authority to determine that such information should not be treated as confidential authorized such general availability or disclosure;

(b) the receiving party can demonstrate that it had rightfully in its possession prior to disclosure by the disclosing party;

(c) is developed independently by or for the receiving party without the use of any Confidential Information of the disclosing party or otherwise in breach of this Agreement;

(d) the receiving party rightfully obtains without restriction from a third party who has the right to transfer or disclose it and is not in breach of a confidentiality agreement with the disclosing party; or

(e) is disclosed without restriction on further disclosure, as expressly indicated in writing by ail officer of the disclosing party with authority to make such a determination.

1.15 Residual Information means information that is retained in the unaided memories of the receiving party’s employees who lawfully have had access to the disclosing party’s Confidential Information pursuant to the terms of this Agreement and that employee’s specific responsibilities. An employee’s memory is unaided if the employee has not intentionally memorized the information for the purpose of retaining and subsequently using or disclosing it, and has not recorded the information.

1.16 Exclusivity Period [***]. The Exclusivity Period is subject to extension commensurate with any material delays caused by Tower or [***], including without limitation delays in the wafer manufacturing process and delays resulting from revised versions of such deliverables necessitated by problems in the initial deliverables by reason of the fault of Tower or [***] and without substantial contributing fault of Alien.

2. SCOPE OF SERVICES

2.1 Cooperation. During the term of this Agreement, the parties will work together in a mutually beneficial and cooperative fashion as set forth in executed SOWS in order to

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

develop RFID IC products, related Process Technologies, including Process Technology modules specifically designed for RFID IC, and to create mutually beneficial technological solutions.

2.2 Statements of Work. Each joint development project undertaken by the parties will be covered by a separate Statement of Work which:

(a) shall be in substantially the form attached hereto as Exhibit A;

(b) shall be subject to the terms and conditions of this Agreement;

(c) shall set forth in reasonable detail: (i) a description of the project, the Services to be performed by Tower, the work to be performed by Alien and any additional work or tasks to be performed by third parties; (ii) each party’s contributions of employee, engineering and design resources, equipment, supplies, capital, and Existing Technology and Intellectual Property Rights; (iii) the items to be delivered by Alien to Tower under the SOW (“Alien Deliverables”), the items to be delivered by Tower to Alien in connection with the Services (“Tower Deliverables”), and the items, if any, to be delivered to either Alien or Tower by third parties (“Third Party Deliverables”), including the hardware and software, reference designs, technical papers, prototypes and other work product to be generated from the Services; (iv) the development schedule; (v) key milestones for the Services; (vi) the roles and responsibilities of each of the parties, and of third parties, in completing the development, including in the evaluation, characterization, testing and debugging of prototypes; (vii) if applicable, the roles and responsibilities of the parties in manufacturing, marketing, promotion, advertisement, commercialization, distribution and sale of products created under or resulting from the Services or otherwise under the SOW;

(d) shall specify payments to be made by Alien to Tower for the performance of Services and any other payments the parties agree to with respect to the project covered by the SOW;

(e) may contain additional terms and conditions, including terms expressly modifying the terms of this Agreement, which for purposes of such Statement of Work supersede any conflicting provisions set forth in this Agreement, without modifying: (i) any provision of this Agreement not expressly modified in such Statement of Work; or (ii) with respect to any other Statement of Work, those or any other provisions of this Agreement.

2.3 Obligation to Perform. Subject to Alien’s agreement to make payments as set forth in Section 5 and the applicable Statement of Work, Tower agrees to engage in performance of Services for Alien. Tower shall have no obligation to commence Services until the applicable Statement of Work is agreed upon and fully executed. Alien shall have no obligation to commence performance under a SOW until the SOW is agreed upon and fully executed.

2.4 Timing and Disclosures. Each party agrees to use commercially reasonable efforts to perform its responsibilities, if any, as set forth under each applicable SOW and to allocate sufficient resources to complete the Services and other tasks in accordance with the relevant

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

specifications and development schedule set forth in such SOW. In the event resource constraints are preventing a timely completion of Services or other tasks under a SOW, each party will make commercially reasonable efforts to address the constraints to ensure completion of the project within the project timeline. To the extent permitted under its existing contractual obligations, each party, in its discretion, will disclose to the other Confidential Information that is relevant to the other in performing the Services and other work under a SOW, including its relevant Existing Technology necessary to complete the SOW. While the parties intend to disclose to one another Confidential Information including their relevant Existing Technology as part of any projects undertaken under this Agreement, for avoidance of doubt, neither party is to have an affirmative obligation hereunder to assist in show-how, or the teaching of or transfer of know-how ill its Existing Technology or Developed Technology to the other party.

2.5 Change Orders. Either party may propose changes or modifications to a SOW. Both Parties will timely review ally proposed changes to a SOW and will identify impacts of such changes 011 the development schedule, cost and deliverables under the SOW. Any modification or amendment to a Statement of Work agreed by the parties shall take effect by executing a written Change Order in substantially the form attached hereto as Exhibit B. Each Statement of Work will be deemed to include all executed Change Orders that reference and modify such Statement of Work. Until such time as any Change Order is fully executed by both parties, Tower will continue to perform and be paid for the Services as if such change had not been requested.

2.6 Purchase Order Terms Superseded. The terms and conditions of this Agreement and the related Statements of Work and Change Orders shall exclusively govern all terms of the projects undertaken under this Agreement, including the performance of any Services and the provision of any Tower Deliverables to Alien, and shall supersede all terms and conditions contained in any purchase order, order, order acknowledgement form, invoice or other business form submitted by either party to the other with respect to the subject matter of this Agreement and any SOW.

2.7 Framework Agreement. This Agreement shall serve as an overall framework with respect to the joint Technology developments of the parties, and it contains general principles regarding the parties’ responsibilities, cost sharing and ownership and use of Intellectual Property Rights and Developed Technology applicable to all projects undertaken under a SOW executed by the parties, which principles may be modified on a project-by-project basis in the SOW as contemplated in Section 2.2(e), provided such modifications are signed by both Parties.

3. RELATIONSHIP OF THE PARTIES

3.1 Independent Contractors; No Joint Venture. The parties acknowledge their relationship is that of independent contractors. Nothing in this Agreement shall be construed to create a joint venture, partnership, employment or agency relationship between Alien and Tower or Tower’s employees or contractors. Neither party is authorized to represent, bind, obligate or contract on behalf of the other.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

3.2 Subcontractors. Tower may use Tower Semiconductor U SA, Inc. (“Tower USA”) and the subcontractors listed on Exhibit C (the “Approved Subcontractors”) to perform the Services or any part thereof, provided that such use shall not relieve Tower of its obligations under this Agreement or any SOW, and Tower shall be responsible for ensuring that the Approved Subcontractors comply with the provisions hereof and of any applicable SOW. Additional subcontractors may be added to Exhibit C with Alien’s prior written approval, which will not be unreasonably withheld or delayed. It being agreed that if Alien does not respond with its approval or disapproval of any requested addition within fourteen days after receiving the request for approval, Alien will be deemed to have approved such addition.

3.3 Other Customers and Projects.

(a) Subject to the terms of this Agreement (including without limitation Section 3.3(b) and the restrictions on use and disclosure of Confidential Information in Section 8), Tower shall be free to engage in other work, alone or with others, and to furnish information to and receive information from others, both during and after the term of this Agreement.

(b) [***].

(c) Subject to the restrictions on use of Technologies and disclosure of Confidential Information as set forth in Sections 6, 7 and 8, Alien may collaborate with, or enter into a development agreement with a third party, before, during or after the term of a project under this Agreement which is in the same subject area as any particular project contemplated by this Agreement.

4. RESPONSIBILITIES

4.1 Alien’s Responsibilities.

(a) With respect to each SOW, Alien agrees to designate (i) a project manager or single point of contact for Tower for the duration of the Services to be performed under such SOW and (ii) all executive to whom issues unresolved between the parties’ project managers can be escalated for attempted resolution.

(b) Alien is responsible for the accuracy, completeness and quality of information or other materials supplied by Alien and used in preparation of a SOW or in performance of the Services.

(c) Alien shall dedicate appropriate staff to each development project, as specified in the applicable SOW.

(d) Alien shall provide Tower with reasonable access to Alien’s facilities, subject lo Alien’s standard rules and regulations for such facilities, at all reasonable times when necessary to perform the Services.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

(e) Alien understands that in order to be able to fully use the results of the Services performed hereunder, it may be necessary for it to obtain licenses from third parties (such as vendors of physical libraries and other intellectual Property components).

(f) Alien acknowledges that Tower’s ability to perform in its obligations (which may include delivery schedules) as set forth in this Agreement or any SOW is contingent upon Tower receiving timely, accurate and completed data, information, assistance and specifications from Alien and, in certain cases, from third parties. Alien shall promptly notify Tower of anticipated delays in the delivery of items, which are Alien’s responsibility and shall provide prompt assistance in resolving any such delays or any defects in such items reported by Tower.

4.2 Tower’s Responsibilities.

(a) With respect to each SOW, Tower agrees to designate (i) a project manager or single point of contact for Alien for the duration of the Services to be performed under such SOW and (ii) a11 executive to whom issues unresolved between the parties’ project managers can be escalated for attempted resolution.

(b) Tower is responsible for the accuracy, completeness and quality of information supplied by Tower and used in preparation of the SOW or in performance of the Services.

(c) Tower shall dedicate appropriate staff to perform the Services described in the applicable SOW.

(d) Tower shall provide Alien with reasonable access to Tower’s facilities, subject to Tower’s standard rules and regulations for such facilities, at all reasonable times when necessary to assist in performance of the Services or other tasks to be performed by Alien as set forth in the applicable SOW.

(e) Tower shall promptly notify Alien of anticipated delays in the delivery of items, which are Tower’s responsibility and shall provide prompt assistance in resolving any such delays.

5. BILLING AND PAYMENT

5.1 Interim Payments. A SOW may provide for certain payments to be made following the passage of certain dates “Interim Payment”). Following the passage of each such date (each an “Interim Date”), Tower shall invoice Alien for the applicable amount, it being understood that the date of Towel’s invoice shall not be earlier than the applicable interim Date. Each Interim Payment shall be due and payable thirty (30) days after the date of invoice.

5.2 Milestone Payments. A SOW may provide for certain portions of the Services to be completed by interim deadlines (“Milestones”), achievement of which by Tower will trigger Tower’s right to invoice Alien for, and Alien’s obligation to pay, the associated payment (“Milestone

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CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

Payment”). Tower will use commercially reasonable efforts to achieve all Milestones and upon successful completion of a Milestone, Tower will provide to Alien a statement describing such achievement along with an invoice for the amount of the applicable Milestone Payment. The date of each such invoice shall not be earlier than the date that Tower achieves the applicable Milestone (the “Milestone Date”). Each Milestone Payment shall be due and payable thirty (30) days after the date of invoice.

5.3 Wafer and Mask Payments. A SOW (including by way of incorporating a price quotation submitted by Tower to Alien and signed by Alien) may provide for certain payments to be made to Tower in connection with the manufacturing of wafers and the making of masks. Tower will invoice Alien for payments associated with wafer manufacturing and mask malting. Wafer manufacturing related payments will be due and payable thirty (30) days after the date of invoice. If so set forth on the applicable invoice, mask making related payments will be due fourteen (14) days after the date of invoice. It is understood that the date of each such invoice will not be earlier than (a) in the case of masks, receipt of the applicable GDSII file at Tower, and (b) in the case of wafers, the date of shipment of the applicable wafers to Alien.

5.4 Taxes. The amounts payable to Tower under this Agreement do not include any sales, use or other governmental taxes or charges. Alien agrees to pay all applicable taxes, duties or governmental charges (other than taxes based on Tower’s net income), regardless of when they may come due, or to reimburse Tower for the same if Tower is required by applicable law to collect and pay over the same to the relevant taxing authority.

5.5 Late Payments. If Alien Fails to make payments when due, and such payments are not the subject of a good faith dispute, Tower may charge Alien interest on the overdue amount from the date such amount became due at the lesser of 1% per month or the maximum interest rate permitted by applicable law. In addition, Alien will be liable to Tower for all costs of collection incurred by Tower in collecting past clue amounts. Nothing in this section shall limit any other remedies available to Tower.

6. INTELLECTUAL PROPERTY RIGHTS

6.1 Existing Technology. The parties agree that as between Tower and Alien, unless otherwise provided in a SOW: (i) Existing Technology of Alien and all Intellectual Property Rights therein are and shall be owned by, and shall remain the sole and exclusive property of Alien; and (ii) Existing Technology of Tower and all Intellectual Property Rights therein are and shall be owned by, and shall remain the sole and exclusive property of Tower. Except as arid to the extent otherwise provided in this Agreement or an applicable SOW, neither this Agreement nor the performance of Services hereunder shall give either Tower or Alien any ownership interest in or right to any Existing Technology or Existing Intellectual Property Rights held by the other party.

6.2 Developed Process Technology and Devices. The parties agree that as between Tower and Alien, unless otherwise provided in a SOW, all Developed Process Technology, Developed Devices (and all Intellectual Property Rights therein) arising from work carried out under

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

a SOW, including any and all Developed Process Technology modules and Developed Devices specifically designed for the manufacturing of RFID IC, shall be the exclusive property of Tower, regardless of whether such Developed Process Technology and Developed Devices are invented solely by Tower, solely by Alien or jointly by the parties. Tower shall be free to use any Developed Process Technology and Developed Devices or any other improved Process Technology or Devices arising eon? development projects or developed independently from a SOW to offer foundry services to any entity, including Alien. Tower shall have the sole and exclusive right (but not the obligation) to seek patent protection (or any other form of Intellectual Property Rights) covering any Developed Process Technology and Developed Devices iii all countries of the world at its sole expense and shall have full control over the prosecution and maintenance of such patents or other Intellectual Property Rights and title to any patent or other Intellectual Property Rights issuing therefrom shall be issued solely in the Tower’s name.

6.3 Developed Assembly Technology and Developed Circuits. The parties agree that as between Tower and Alien, unless otherwise provided in a SOW, all Developed Assembly Technology and Developed Circuits (and all Intellectual Property Rights therein) arising from Work carried out under a SOW, including ally and all Developed Assembly Technology modules and Developed Circuits specifically designed for Alien under SOWS pursuant to this Agreement, shall be the exclusive property of Alien, regardless of whether such Developed Assembly or Developed Circuits Technology are invented solely by Tower, solely by Alien or jointly by the parties. Alien shall be free to use any Developed Assembly Technology and Developed Circuits or any other improved Assembly Technology and Developed Circuits arising from development projects or developed independently from a SOW to design, manufacture and assemble Alien products wherever manufactured. Alien shall have the sole and exclusive right (but not the obligation) to seek patent protection (or any other form of Intellectual Property Rights) covering any Developed Assembly Technology and Developed Circuits in all countries of the world at its sole expense and shall have full control over the prosecution and maintenance of such patents or other Intellectual Property Rights and title to any patent or other Intellectual Property Rights issuing therefrom shall be issued solely in the Alien’s name.

6.4 Other Developed Technology. Except in the areas of Process, Assembly, Device and Circuit (the rules for which are set forth in Sections 6.2 and 6.3 above), the parties agree that as between Tower and Alien, unless otherwise provided in a SOW, the following rules shall apply in the following descending order to determine the ownership of items and deliverables of other Developed Technology (and all Intellectual Property Rights therein), arising from work carried out under a SOW:

(a) Any item identified to be owned by a particular party in the applicable SOW, shall be exclusively owned by such party.

(b) Any item expressly identified to be Jointly Owned Developed Technology by the parties in the applicable SOW shall be jointly owned in equal undivided interests by Tower and Alien (unless a different joint ownership arrangement expressly described in the applicable SOW).

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CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

(c) Any item that has been primarily derived from an Existing Technology or Intellectual Property Rights of a party shall be exclusively owned by such party.

(d) Any item that has been primarily developed by a party shall be exclusively owned by such party, notwithstanding any inputs and suggestions that the other party may have made in regard to such work and deliverables.

(e) Any item developed or reduced to practice jointly by the parties during the course of the performance of a SOW not covered by sub-Sections 6.4 (a) through (d) above shall be Jointly Owned Developed Technology, owned in equal undivided interests by Tower and Alien.

6.5 Assignment of Rights. Except for items of Jointly Owned Developed Technology, the party that is not entitled to own an item pursuant to the rules set forth in Sections 6.2, 6.3 and 6.4 of this Agreement, hereby assigns to the owning party all right, title and interest it may have in such item and any Intellectual Property Rights therein. The owning party shall have the sole and exclusive right (but not the obligation) to seek patent protection (or other Intellectual Property Rights) covering any item it solely owns in all countries of the world, at its sole expense, and shall have full control over the prosecution and maintenance of such patents (or other Intellectual Property Rights) and title to any patent (or other Intellectual Property Rights) issuing therefrom shall be issues solely in the name of the owning party.

6.6 Jointly Owned Developed Technology. Tower and Alien shall:

(a) execute any and all documents necessary to effectuate their equal and undivided interests to Jointly Owned Developed Technology;

(b) have the right to freely use, exploit, protect, maintain, license, transfer and enforce its rights to the portion of any Jointly Owned Developed Technology that is not Existing Technology with no royalty payment or accounting to the other party, provided each party shall bear its portion of Joint Costs (as defined below); and

(c) jointly share expenses incurred in securing rights mutually agreed to be prosecuted by the parties such as those associated with obtaining and maintaining Intellectual Property Rights with respect to Jointly Owned Developed Technology (“Joint Costs”). If one party elects not to seek or secure such rights on Jointly Owned Developed Technology in any particular country or not to share equally in the expenses thereof, the other party will have the right to seek and maintain such protection at its own expense and shall have full and exclusive control over the prosecution and maintenance thereof, even though title to any Intellectual Property Rights arising from Jointly Owned Developed Technology will be joint; provided, however, that the non-participating party agrees that it will not have the right to grant licenses under such Intellectual Property Rights to third parties (other than its own majority-owned subsidiaries) in such country or countries. Each party hereby forever waives and releases any right it has or will have in the future to require any accounting, sharing or payment of profits from the other in connection with Jointly Owned Developed Technology.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

6.7 Cooperation and Disclosure. Tower and Alien will:

(a) perform such acts, execute and deliver such instruments and documents, submit such filings, and do all such other things as may be reasonably necessary to evidence, perfect and enforce the rights of the parties stated in this Section 6;

(b) cause their employees performing work under this Agreement or an applicable SOW, whether solely or jointly with others, to promptly make a complete written disclosure to their employer for patent review of any Developed Technology, the normal course, specifically pointing out those features or concepts believed to be new or different; and

(c) promptly submit to the other party copies, marked as Confidential Information, of any written disclosures pertaining to Developed Technology which is deemed to be owned by the other party or deemed to be Jointly Owned Developed Technology under this Agreement, including any filing or receiving of documents related to prosecution or issuance of Intellectual Property Rights arising from Jointly Owned Developed Technology for which the party share Joint Costs, which submissions shall be subject to the provisions of Section 8 (Confidential Information) of this Agreement.

7. LICENSES

7.1 By Alien. Alien hereby grants to Tower a worldwide, non-exclusive, nontransferable (except pursuant to Section 12.1 below), royalty-free (except as otherwise provided in an applicable SOW), with no right to sublicense (expect as expressly permitted in this Section 7.1) licenses to use any:

(a) Existing Technology and other Technology Developed solely by Alien that are owned and licensable by Alien (and the Intellectual Property Rights of Alien therein), solely to perform Tower’s obligations under this Agreement and under any applicable SOW;

(b) Developed Technology jointly Developed by Alien and Tower, that are owned and licensable by Alien (and the Intellectual Property Rights of Alien therein), solely to perform Tower’s obligations under this Agreement and under any applicable SOW and to make and have made for Alien, use, have used, lease, offer to sell, sell, export or otherwise transfer any products or related processes based on work and deliverables arising from a SOW (including any derivative of such Developed Technology as described in this sentence), and to practice and have practiced for Alien any method in support of these rights.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

7.2 By Tower. Tower hereby grants to Alien a worldwide, non-exclusive, nontransferable (except pursuant to Section 12.1 below), royalty-free (except as otherwise provided in an applicable SOW), with no right to sublicense (expect as expressly permitted in this Section 7.2) licenses to use any:

(a) Existing Technology and other Technology Developed solely by Tower that is owned and licensable by Tower (and the Intellectual Property Rights of Tower therein), to perform Alien’s obligations under this Agreement and under any applicable SOW.

(b) Developed Technology jointly Developed by Tower and Alien to the extent owned and licensable by Tower (and the Intellectual Property Rights therein), to perform Alien’s obligations hereunder and under any applicable SOW, and, and to make at or have made by Tower, use, have used, lease, offer to sell, sell, export, or otherwise transfer any products or processes based on work or deliverables arising from a SOW (including any derivative of such Developed Technology as described in this sentence), and to practice and have practiced by Tower any method in support of these rights.

7.3 Acknowledgments by the Parties. Tower acknowledges that nothing in this Agreement shall restrict Alien’s existing rights to use the Existing Technology or Developed Technology owned by Alien. Except as otherwise provided in Section 3.3(b), Alien acknowledges that nothing in this Agreement shall restrict Tower’s existing rights to use Existing Technology or Developed Technology owned by Tower.

7.4 Rights not Granted. This Agreement grants no license to Tower or to Alien under any other Technology or Intellectual Property Rights, including all trademarks, not explicitly identified and licensed in this Agreement.

8. CONFIDENTIAL INFORMATION

8.1 Duty to Maintain Confidentiality. Each party agrees to accept Confidential Information from the other party solely for use in connection with performance of its obligations and exercise of its express rights granted under this Agreement and the executed SOWS and that for a period of five (5) years from the date of disclosure it will hold in strict confidence and not disclose, publish, or disseminate such Confidential Information, to anyone other than those of its employees and subcontractors with a need to know and have executed appropriate confidentiality agreements, nor use Confidential Information for its own or any other Party’s benefit, without the prior written approval of an authorized representative of originating Party. The receiving party will protect Confidential Information of the disclosing party from disclosure, publication, dissemination and unauthorized use with the same degree of care the receiving party uses to protect its own confidential and proprietary information of similar nature, but in no event less than a reasonable degree of care.

8.2 Exceptions. The receiving party may disclose Confidential Information if required by operation of law or any tribunal of competent jurisdiction, provided that it will take reasonable steps to first give the originating party sufficient prior notice to contest the order to disclose, and must cooperate with the originating party in any efforts by the originating party to obtain a protective order or other confidential treatment. The parties shall have the right to disclose the terms of this Agreement to attorneys, government agencies, financial advisors and potential investors and acquirers (of the party or the party’s relevant foundry, division, or product line), subject to reasonable confidentiality provisions.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

8.3 Residuals; No Licenses. The parties acknowledge that exposure to Confidential Information necessarily will mean that personnel of a receiving party will learn and may retain Residual Information. This Agreement shall not restrict good faith use of Residual Information by personnel of a receiving party as part of the individual’s generally acquired experience; provided, however, that nothing in this Section 8 shall be deemed to grant any rights under disclosing party Intellectual Property Rights to the receiving party or their personnel in excess of those license rights expressly granted under Section 7 above. All Confidential Information remains the property of the disclosing party, unless otherwise conveyed under the terms of the Agreement and any license under Intellectual Property Rights must be express and in writing signed by both parties.

8.4 Injunctive Relief. The parties acknowledge that any breach or threatened breach of the obligations of confidentiality contained in this Section 8 may cause substantial harm to the non-breaching party that may not be reasonably or adequately compensated with monetary damages. Accordingly, in addition to any other available remedies, the parties recognize each party’s right to seek injunctive relief in connection with such breach or threatened breach.

9. TERM; TERMINATION

9.1 Term. The term of this Agreement shall begin as of the Effective Date and continue until December 31, 2006, unless earlier terminated as set forth in this Section 9. The term of this Agreement may be extended by a writing signed by both parties.

9.2 Termination of Agreement or Statement of Work for Default. If a party is in Default (as defined below) the other party may, on written notice terminate either this Agreement or any particular Statement of Work hereunder, with respect to which the other party is in default, subject to the limitations of Section 9.2. “Default” occurs if:

(a) a party is in material breach of its obligations under this Agreement or a Statement of Work and such party does not cure such breach within thirty (30) days after receipt of written notice thereof;

(b) a party infringes or threatens to infringe the Intellectual Property Rights of the other party, breaches or threatens to breach its obligations in respect to the Confidential Information of the other party or is otherwise in breach of its obligations under Sections 7 or 8 of this Agreement; or

(c) a party makes an assignment for the benefit of its creditors, files a voluntary petition in bankruptcy, is the subject of an involuntary petition in bankruptcy which is not discharged within sixty (60) days, or applies for or permits the appointment of a receiver or trustee for its assets. The parties’ rights under this Section 9.2 are not exclusive, but shall be in addition to any rights or remedies provided by law.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

9.3 Effect of Termination. Termination or expiration of this Agreement shall terminate all Statements of Work then in effect (but not any payment obligations accrued prior to termination), but the termination of a Statement of Work shall not affect this Agreement or other Statements of Work then in effect. Upon termination or expiration of this Agreement or any specific Statement of Work:

(a) Upon request by the other party, each party shall return or destroy within 30 days, at the other party’s option, all Confidential Information it received from the other party relating to the terminated Statement of Work, and in the case of termination of the Agreement, all Confidential Information of the other party; provided however that in either case, each party shall be entitled to retain sufficient copies of those elements of the other party’s Confidential Information as are reasonably necessary to exercise those of its rights which may survive under subsection (b) immediately below.

(b) All definitions contained in this Agreement, wherever stated, shall survive any termination of this Agreement or any Statement of Work. Further, the following provisions of this Agreement shall survive termination or expiration of the Agreement, and with respect to termination of a Statement of Work shall survive as to such Statement of Work: Section 1 (Definitions), Section 3.3 (Other Customers), Section 5 (Billing and Payment), Section 6 (Intellectual Property), Section 7.1 (unless the Agreement is terminated by Alien under Section 9.2), Section 7.2 (unless the Agreement is terminated by Tower under Section 9.2(a) or (b)), Sections 7.3 and 7.4, Section 8 (Confidential Information), this Section 9.3, Section 10 (Disclaimer of Warranties), Section 11 (Limitation of Liability), and Section 12 (General).

(c) If this Agreement or any SOW is terminated prior to completion of the Services specified in any terminated SOW, then, within thirty (30) days after termination, Tower shall submit invoices for all Services satisfactorily performed and out-of-pocket expenses reasonably incurred under executed SOWS prior to the effective date of such termination and, only if the Agreement (or the relevant SOW) is terminated by Tower under Section 9.2, an itemized listing of its reasonable expenses resulting from Tower’s early termination of the Services. Within thirty (30) days after receipt of such statement from Tower, Alien shall remit to Tower payment for any cumulative balance of outstanding invoices. If a SOW provides for Interim Payments or Milestone Payments, the amount due to Tower for Services performed prior to termination shall be determined as follows: (i) in the case of Interim Payments, (A) all Interim Payments for which the Interim Date has passed but no invoice has been issued, and (B) the next Interim Payment, multiplied by a fraction, the numerator of which shall be the number of days elapsed from the previous Interim Date until the effective date of termination, and the denominator of which shall be the total number of days from the previous Interim Date to the next Interim Date; and (ii) in the case of Milestone Payments, (A) all Milestone Payments for which the Milestone has been satisfactorily completed by the Milestone Date but no invoice has been issued, and (B) the next Milestone Payment, adjusted to reflect the percentage of work toward such Milestone had been completed as of the date of termination, as reasonably determined by the parties.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

10. DISCLAIMER OF WARRANTIES

10.1 No Warranty. ALL INFORMATION, KNOW HOW, TECHNOLOGY AND CONFIDENTIAL INFORMATION SUPPLIED HEREUNDER BY ONE PARTY TO THE OTHER ARE PROVIDED “AS IS” AND EACH PARTY EXPRESSLY DISCLAIMS ALL REPRESENTATIONS AND WARRANTIES, WHETHER EXPRESS, IMPLIED OR STATUTORY, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF TITLE, NONINFRINGEMENT, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. NEITHER PARTY SHALL BE LIABLE TO THE OTHER IF ANY INFORMATION, KNOW-HOW, OR TECHNOLOGY PROVIDED TO THE OTHER PARTY HEREUNDER IS FOUND TO BE INACCURATE, DEFECTIVE, OR INFRINGES THE INTELLECTUAL PROPERTY RIGHTS OF A THIRD PARTY.

11. LIMITATION OF LIABILITY

11.1 No Consequential Damages. EXCEPT FOR BREACHES OF DUTY OF CONFIDENTIALITY UNDER SECTION 8, UNDER NO CIRCUMSTANCES SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY INDIRECT, SPECIAL, CONSEQUENTIAL, INCIDENTAL OR PUNITIVE DAMAGES OF ANY TYPE WHATSOEVER, INCLUDING, WITHOUT LIMITATION, LOST GOODWILL, LOST PROFITS, LOSS OF DATA OR SOFTWARE, SERVICES STOPPAGE OR IMPAIRMENT OF OTHER GOODS, AND WHETHER ARISING OUT OF BREACH OF WARRANTY, BEACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY OR OTHERWISE, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGE OR IF SUCH DAMAGE COULD HAVE BEEN REASONABLY FORESEEN AND NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY EXCLUSIVE REMEDY PROVIDED HEREIN.

11.2 Limitation of Liability. EXCLUDING ALIEN’S PAYMENT OBLIGATIONS HEREUNDER, A PARTY’S TOTAL LIABILITY TO THE OTHER PARTY SHALL NOT EXCEED THE TOTAL AMOUNT ACTUALLY PAID BY ALIEN ASSOCIATED WITH THE STATEMENT OF WORK FROM WHICH SUCH LIABILITY AROSE (“LIABILITY CAP”), EXCEPT IN CASES OF BREACHES OF SECTIONS 6, 7 OR 8 WHERE EACH PARTY’S TOTAL LIABILITY SHALL BE LIMITED TO TWICE THE LIABILITY CAP. THE PARTIES AGREE THAT THE FOREGOING REPRESENTS A REASONABLE ALLOCATION OF THE RISK ASSOCIATED WITH THIS AGREEMENT IN LIGHT OF THE FEES TO BE SPECIFIED IN THE STATEMENT OF WORK.

12. GENERAL PROVISIONS

12.1 No Assignment. Neither party may assign its rights or obligations under this Agreement or any SOW, in whole or in part, to a third party without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, Tower may assign this Agreement to Tower USA. Further, Tower may make the benefits hereof available to any entity that succeeds to the business of a particular Tower foundry to the extent such benefit is only associated with the operations of such foundry, subject to the approval of Alien, not to be unreasonably withheld. Any assignment or attempted assignment in violation of this Section 12.1 shall be null and void.

12.2 Entire Agreement; Amendment. This Agreement, together with its Exhibits, any Statements of Work and Change Orders, constitutes the entire agreement between the parties relating to the subject matter hereof and supersedes all prior agreements, communications, and statements, whether written or oral, between the parties pertaining to such subject matter. Neither

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

this Agreement nor any Statement of Work may be modified, changed or amended except by a writing executed by both parties.

12.3 Remedies; Waiver. The remedies provided herein are not exclusive, and the party suffering from a breach or default of this Agreement may pursue all other remedies, both legal and equitable, alternatively or cumulatively. The failure or delay of either party in enforcing any of its rights or remedies under this Agreement shall not be construed to be a waiver of such right or remedy with respect to any other breach or failure by the other party.

12.4 Force Majeure. Neither party shall be liable for any delay or failure to perform its obligations hereunder resulting from any cause beyond such party’s reasonable control, including but not limited to acts of God, weather, fire, explosions, floods, strikes, accidents, wars, terrorist attacks or threats thereof, riots or civil disturbances, acts of government, delays by suppliers or material shortages, power outages, or dangerous conditions that pose a threat to either party’s personnel (each, a “Force Majeure Event”), but only to the extent such Force Majeure Event is beyond such party’s reasonable control. Scheduled performance dates set forth in a Statement of Work shall be reasonably extended by any such cause.

12.5 Choice of Law. This Agreement shall be governed and construed in accordance with the laws of the State of California, USA, excluding its conflicts of law provisions. The parties agree that the United Nations Convention 012 Contracts for the International Sale of Goods shall not apply.

12.6 Dispute Resolution. Except as set forth below, the parties will attempt to settle ally claim or controversy arising out of or relating to this Agreement through consultation and negotiation in good faith and a spirit of mutual cooperation, If those attempts fail, the dispute will be mediated by a mutually acceptable mediator to be chosen by the parties within 45 days after written notice by one of the parties demanding mediation. Neither party may unreasonably withhold its consent to the selection of a mediator, and the parties will share the cost of the mediation equally. Any dispute that has not been resolved through negotiation or mediation within six (6) months of the date of the initial demand by either party may then be the subject of judicial proceedings in the appropriate state or federal court in Santa Clara County, California. In the event of such judicial proceedings or other adversary proceeding, the parties submit to the exclusive personal jurisdiction of, and venue in, the federal and state courts in the State of California and expressly waive any objection thereto. Notwithstanding anything to the contrary in this Section 12.6, either party may at any time seek judicial relief in any court of competent jurisdiction to enforce its rights with respect to the protection of such party’s Confidential Information or Intellectual Property Rights hereunder. In any judicial proceeding relating to this Agreement, each party hereby waives its right to a jury trial and agrees that such proceeding shall be tried by a judge without a jury. The use of alternative dispute resolution will not be construed under the doctrine of laches, waiver or estoppel to affect adversely the rights of either party, and defenses based on the statute of limitations shall be tolled during the alternative dispute resolution process unless prohibited by applicable law.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

12.7 Compliance with Laws. Each party will comply with all applicable laws and regulations governing its activities under this Agreement, including without limitation the export control laws and regulations of the United States with respect to any Confidential Information and/or technical data licensed, delivered, or to which a party is provided access under this Agreement. The parties agree to cooperate with respect to export compliance, and to execute such export-related documents as the other party may reasonably request.

12.8 Interpretation of Agreement. Where this Agreement states that a party “will” or “shall” perform in some manner or otherwise act or omit to act, it means that the party is legally obligated to do so in accordance with this Agreement. The captions, titles and headings, and table of contents, included in this Agreement are for convenience and reference only, and do not affect this Agreement’s construction or interpretation. When a reference is made in this Agreement to a Section, Exhibit or a SOW, such reference will be to a Section, Exhibit or a SOW to, this Agreement unless otherwise indicated. The words “including,” “includes,” or “include” are to be read as listing non-exclusive examples of the matters referred to, whether or not words such as “without limitation” or “but not limited to” are used in each instance

12.9 Notice. All notices required under this Agreement shall be in writing and addressed to the parties at their respective addresses set forth below. Notices may be delivered personally or sent by telex, courier, facsimile, or registered mail, postage prepaid and shall be effective on the date of receipt at that address:

To Tower: Tower Semiconductor Ltd. Ramat Gavriel Industry Zone Migdal Haemek, 23105 Israel Attn: Yossi Netzer Fax: +972-4-654-7788	To Alien Alien Technology Corporation 18220 Butterfield Blvd Morgan Hill, California 95037, USA Attn: Legal Department Fax: 408-782-3912

with a copy to:	with a copy to:

Tower Semiconductor USA 2350 Mission College Blvd. Suite 500 Santa Clara, CA 95054 Attn: Ishai Naveh Fax: 408-969-9831	Alien Technology Corporation 18220 Butterfield Blvd Morgan Hill, California 95037, USA Attn: Chief Operating Officer

12.10 Severability. If any provision of this Agreement is held by a court or tribunal of competent jurisdiction to be invalid or unenforceable, such provision shall be enforced to the maximum extent permissible and the remaining portions of this Agreement shall remain in full force and effect.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

12.11 Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

12.12 No Obligation for Production Quantities. Neither party is making any commitment or assuming any obligation for production quantities of RFID ICs under this Agreement; any such commitment can only be authorized by the parties in a separate written supply agreement that is executed by the parties.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

IN WITNESS WHEREOF, the undersigned have executed this Agreement effective as of the date first set forth above.

TOWER SEMICONDUCTOR LTD.		ALIEN TECHNOLOGY CORPORATION

By:	/s/ Doron Simon	By:	/s/ John Payne

Its:	VP Mkt.	Its:	Chief Operating Officer
FAX NUMBER FOR NOTICES: +972-4-654-7788		FAX NUMBER FOR NOTICES: 408-782-3912

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

EXHIBIT A

FORM OF STATEMENT OF WORK

[***] INTEGRATED CIRCUITS JOINT DEVELOPMENT

STATEMENT OF WORK No. 1

Tower Semiconductor Ltd. (“Tower”) agrees to perform the Services described below for Alien Technology Corporation (“Alien”), subject to the terms and conditions set forth in that certain IC Technology Development Agreement by and between Tower and Alien dated as of 27 May 2005, and as set forth below, and Alien agrees to pay Tower for the Services performed hereunder, as specified below.

1. SCOPE OF WORK

1.1 All work and services pertain to development of [***] operating in the [***].

1.2 Product Description: The IC is a low cost passive UHF Radio Frequency Identification tag (transponder) IC for consumer packaged goods identification and other RFID tagging applications. RF energy transmitted by an RFID reader is received by the tag antenna and coupled to the IC to provide operating power. Upon receipt of valid commands from the reader, the IC responds by modulating the antenna to reflect incident RF power to the reader. Anti-collision circuitry in the IC enables RFID readers to communicate with all individual tags within a group of tags. Non-volatile memory enables users to store unique data into tags at the point of application.

1.3 General Description of the development tasks:

1.3.1 Process Customization (no charge) - Tower will customize its [***] for the manufacture of UHF RFID ICs.

1.3.2 Device Development (no charge) - Tower will develop [***] for application in UHF RFID ICs. The requisite process modules will be incorporated into Tower’s [***] and the [***] qualified for production.

1.3.3 Digital Backend Design - Tower will conduct silicon implementation of digital circuitry. Task includes synthesis, place and route, physical verification and back annotation of the layout parasitics for Alien’s [***].

1.3.4 Silicon Fabrication - Tower will provide wafer processing services. Full custom mask sets and shuttle runs are anticipated.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

1.3.5 Third Party Assistance (no charge) - Tower will support [***] in development of [***] for use in RFID ICs. Expected support is in the following areas:

•	Consultation regarding Tower’s [***] process.

•	Design reviews.

•	Silicon fabrication utilizing Tower’s shuttle service.

2. PROJECT MILESTONES & COMPLETION DATES

ID	Milestone Description	Due Date
1	[***]	[***]
2	[***]	[***]
3	[***]	[***]
5	[***]	[***]
6	[***]	[***]
7	[***]	[***]
8	[***]	[***]
9	[***]	[***]
10	[***]	[***]
11	[***]	[***]
12	[***]	[***]
13	[***]	[***]
14	[***]	[***]
15	[***]	[***]
16	[***]	[***]
17	[***]	[***]
18	[***]	[***]
19	[***]	[***]
20	[***]	[***]
21	[***]	[***]
22	[***]	[***]
23	[***]	[***]
24	[***]	[***]
25	[***]	[***]
26	[***]	[***]
27	[***]	[***]
28	[***]	[***]
29	[***]	[***]
30	[***]	[***]

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

3. PARTY RESPONSIBILITIES

3.1 Tower will be primarily responsible for:

3.1.1 [***] development

3.1.2 Basic device test structures and test structure characterization

3.1.3 Design support, including physical and electrical design rules, DRC/LVS runsets, SPICE models, design kits, and RCE extraction runsets;

3.1.4 [***] protection consulting

3.1.5 Digital back-end design (pending [***] characterization of standard cells library by Alien)

3.1.6 Wafer fabrication

3.1.7 Process-control monitor (PCM) scribe-line test chip design and characterization, and electrical test for [***] of finished wafers

3.1.8 Process quality and reliability testing and assurance

3.1.9 Sort results, Product wafer probe, upon agreement with Alien.

3.1.10 Yield improvement activity after product ramp

3.2 Alien will be primarily responsible for:

3.2.1 RF/analog design & layout (per product definition)

3.2.2 [***] protection development

3.2.3 Digital front-end design

3.2.4 Library timing characterization for [***] operation

3.2.5 [***] from [***] ([***])

3.2.6 Chip elements integration, merge, closure and sign-off

3.2.7 Chip assembly & verification

3.2.8 Process compatibility of NanoBlock ICs to Tower’s process

3.2.9 Alien-specific test vehicle design (SLE)

3.2.10 Test vehicle testing and characterization

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

3.2.11 Wafer sort program: Product test program specification, development/debug, release to production, and production test hardware per agreement.

3.2.12 Product verification and testing

3.2.13 Product quality and reliability testing and assurance

3.2.14 Product qualification, including any necessary hardware/software and analysis services

3.2.15 Package-level and device characterization

3.2.16 Reports: yield results, FT data, product qualification data

4. DELIVERABLES

4.1 Tower deliverables :

4.1.1 [***] from each shuttle run

4.1.2 SLE wafers run for Alien mfg process development

•	NanoBlock wafer map

•	Create specific process to comply with Alien special street configuration

•	Define additional required masks to comply with Alien special street

•	Define specific rules to comply with RFID edge protection during NanoBlock fabrication

4.1.3 EEPROM test chips from shuttle run (depends on [***] permission)

4.1.4 Final [***] design kit (see exhibit A-1)

•	[***] design rules

•	[***] technology files for Calibre and X-Calibre

•	[***] SPICE models

•	[***] specifications, GDSII and SPICE models

•	[***] characterization report

4.1.5 [***] design - consult with possible [***] structures and reference designs that comply with RFID constrains

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

4.1.6 Specific technology for Higgs project (see exhibit A-1)

•	Design under pad

•	Thin top metal

•	[***]

•	Streets protection

•	MIM for Thin top metal configuration

4.1.7 RFID chip silicon wafers

4.1.8 Design review attendance

•	EEPROM

•	RFID IC

4.1.9 [***] design

•	Synthesized gate netlist of digital block

•	GDS I1 database of digital block

•	Back annotated Gate-Level netlist (.v) and SDF

•	Extraction Data for PrimeTime (DSPF or SPEF)

•	CDL netlist of digital block

•	Verification report for digital block

4.2 Alien deliverables

4.2.1 [***] measurement

4.2.2 Analog/RF Test chip GDSII

4.2.3 ESD Test chip GDSII

4.2.4 Short loop Experiment (SLE) GDSII for mfg process development

4.2.5 RFID chip GDS I1 database (DRC clean)

•	1 tape-out:

•	2nd tape-out: B/E masks only

•	3rd tape-out:

Alien will provide [***] at least one week before tapeout to Tower, to allow sufficient time for an interactive work on the reticle and wafer map optimization.

4.2.6 [***] design

•	Cell characterization for [***]

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

•	Verilog code

•	Synthesis constraints

•	Place and route constraints

•	Verification review

•	Guidelines for spare gate insertion

5. QUALIFICATION & PRODUCTION READINESS

5.1 Qualification

5.1.1 Technology qualification is based on [***].

5.1.2 The RFID Product qualification will be conducted by Alien. The qualification report will be provided to Tower.

5.1.3 [***] module qualification is under Alien responsibility.

5.1.4 Assembly process (NanoBlock) qualification is under Alien responsibility. Tower will provide the required support to qualify product assembly

5.2 Test

5.2.1 Sample sort methodology at EOL will be considered for process control at Tower

5.2.2 General guidelines

•	Test platform - Two options can be considered: Nextest Maverick, or an existing digital sort platform at Tower.

•	Sort wafer map to be determined according to prober limitations.

•	Sort program transfer and correlation exercise are still to be defined.

•	Final details are still to be defined and agreed.

6. SPECIFICATIONS

6.1 RFID IC:

6.1.1	Chip size:	[***]

6.1.2	RF operating frequency:	[***]

6.1.3	Min. operating Vdd:	[***]

6.1.4	Max. Operating Vdd:	[***]

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

6.1.5 Idd at min. operating Vdd: [***]

6.1.6 Operating temperature: [***]

6.2 Memory:

6.2.1 RFID [***] Specification No. [***]

6.2.2 Alien-[***] SOW: [***]

6.2.3 [***] Qualification Plan as referenced in [***]

6.3 [***]

6.3.1 [***] specifications @ Room Temperature: [***]

6.3.2 [***] specifications @ Room Temperature: [***]

Notes:

•	For each [***], the monitor is the calculated value from measurements taken on a [***] array

•	[***] specifications will be finalized after sufficient PCM data collection

•	Tower [***] SPICE models adequately capture total anticipated device variation with process and temperature for the above parameters

6.4 [***] and Latch up goals for design (Alien’s responsibility)

6.4.1 [***]

6.4.2 [***]

6.4.3 [***] (relevant in Alien RFID strap package)

6.4.4 [***]

7. PROJECT MANAGEMENT

7.1 Project management group consists of Tower’s Program Manager, Alien’s Program Manager, and individuals, Focal Points, responsible for major tasks of the project. In support of successful task completion, this group is responsible for:

•	Coordinating the effort of the respective team members per project requirements.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

•	Making the required information, code, data and knowledge available to the respective parties per the project requirements.

•	Monitoring project progress and impact of any issues that may arise during the project execution

•	Coordinating events during the change resolution process.

•	Arranging periodic status meetings and project reviews at the completion of each major milestone / deliverable or in case an escalation is required

7.2 Project Contacts

Project Contact Position	Name	Company
Project Manager	Yosi Netzer yosin@towersemi.com 972-4-6506486	Tower (Israel)

Logistics & Program Management	Eyal Bendory eyalbe@towersemi.com 972-4-6506649	Tower (Israel)

Technology Line manager	Isahi Naveh ishai@towersemi.com (408) 330-6898	Tower (USA)

Sales	Waqas Khan Waqas@nxs.com (510) 364-2183	Tower (USA)

Project Sponsor	Iszhak Edrei iszhake@towersemi.com 972-4-6506577	Tower (Israel)

Project Manager	John Rolin jrolin@alientechnology.com (408) 782-3934	Alien

Manufacturing Process Lead	Eric Snyder esnyder@alientechnology.com (408) 782-3993	Alien

Business Interface	John Payne jpayne@alientechnology.com (408) 782-3921	Alien

Project Sponsor	Jim Atherton jatherton@alientechnology.com (408) 782-3924	Alien

7.3 Focal persons will be assigned in both parties for the following areas:

7.3.1 DesignICAD and TI0 procedure

7.3.2 [***] concepts, simulations and design

7.3.3 Characterization (CZ) of product & [***] test-chips

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

7.3.4 Process engineering (around the NanoBlock module and its implications)

7.3.5 Product testing

7.4 Escalation

7.4.1 The Program Managers of each party will act as the overall point-of-contact in resolving any consulting execution or delivery issues between the parties.

7.4.2 When the specific project manager is not able to provide and/or achieve resolution, the matter will be escalated to the project sponsors, in order to decide on further resolution steps.

7.4.3 In a case of a persistent unresolved matters problem or a crash, a special meeting will be held with the relevant engineering and managerial resources from both parties at a time and place mutually greed upon.

8. FEES AND EXPENSES

8.1 NanoBlock SLE

•	N/A

8.2 Multi-project shuttle

•	[***]

•	[***]

8.3 [***] design

•	[***]

8.4 Full custom fabrication run

•	[***]

•	[***]

9. REFERENCE DOCUMENTS

•	JDA - IC Technology Development Agreement

•	Exhibits - B, C, D

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

10. ADDITIONAL TERMS:

10.1 [***] - as per the JDA

11. APPROVAL

This Statement of Work has been entered into this 27th day of May, 2005.

Each party hereby acknowledge that they have read and understand this Statement of Work

TOWER SEMICONDUCTOR LTD.		ALIEN TECHNOLOGY CORPORATION:

By:	/s/ Doron Simon	By:	/s/ John Payne
	Doron Simon		John Payne

Its:	VP Mkt.	Its:	Chief Operating Officer

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

EXHIBIT B

APPENDIX TO STATEMENT OF WORK

TOWER PROCESS & TECHNOLOGY IMPLEMENTATION CHECKLIST

[***]

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

EXHIBIT C

APPENDIX TO STATEMENT OF WORK

FORM OF CHANGE ORDER

Tower Semiconductor Ltd. (“Tower”) and Alien Technology Corporation (“Alien”), subject to the terms and conditions set forth in that certain IC Technology Development Agreement by and between Tower and Alien dated as of 27 May 2005, hereby agree to modify Statement of Work No. 1 entered into there under and dated as of 27 May, 2005 (the “Statement of Work”) as follows:

(attach other sheets if necessary)

Other than as modified herein, or as modified by other Change Orders with respect to the Statement of Work that have been or may be entered into between Alien and Tower, the Statement of Work remains in full force and effect.

The parties have entered into this Change Order as of _______________, 200___.

TOWER SEMICONDUCTOR LTD.		ALIEN TECHNOLOGY CORPORATION:

By:		By:
	[name]		[Insert name]

Its:		Its:

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

EXHIBIT D

APPENDIX TO STATEMENT OF WORK

LIST OF INTELLECTUAL PROPERTY RIGHTS AND LICENSES

1.	Tower

1.1	[***]

1.2	[***]

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

[***] STATEMENT OF WORK

WHEREAS, Alien and Tower have entered into that certain IC Technology Development Agreement, dated the 27th of May 2005 (“Agreement”), and the parties desire to enter into this [***] Statement of Work as a statement of work to that Agreement (as amended hereby) for Alien’s [***] product; and

WHEREAS, in consideration of Tower performing the development activities under this Statement of Work intended for use as part of Alien’s [***] product, and subject to Alien and Tower agreeing upon [***] for Tower to supply wafers that include Alien’s [***] product, Alien has (a) committed to [***] (“Tower Outsourced Products”) at Tower, [***], and (b) granted to Tower [***] with respect to the Alien’s manufacturing needs of [***] of the Tower Outsourced Products (i.e., [***]) such right to be exercised as set forth in Exhibit C hereto. The parties will make commercially reasonable diligent efforts in good faith to negotiate and conclude a foundry agreement for the supply of IC products to Alien by Tower by [***].

Project Name: [***]

STATEMENT OF WORK No. 2

Tower Semiconductor Ltd. (“Tower”) agrees to perform the Services described below for Alien Technology Corporation (“Alien”), subject to the terms and conditions set forth in the Agreement, and as set forth below, and Alien agrees to pay Tower for the Services performed hereunder, as specified below.

SCOPE OF WORK

1	Product Description:

Based on Tower’s proprietary patented [***], Tower will design a [***] module in accordance with the Specifications attached to this SOW (the “Module”), and make commercial reasonable best efforts to meet the requirements of such specifications with the purpose of integrating such Module into a product of Alien (the “Product”). The main features of the Module are: [***]; very low power consumption, very small area, and robustness [***] defined in the Specifications.

1.1	General Description of the development tasks required for the Module:

1.1.1	Process – The Module will be based on the same Tower [***] process flow that is used for the current Alien products under development, as specified in reference 1. [***]

1.1.2	Device Development

The [***] cell in the Module is based on Tower’s [***]. The cell, [***], will be designed to meet the Specification. Supporting devices may be developed, as needed.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

1.1.3	Design.

Tower will design:

1.1.3.1	A test chip for the [***], which will serve as a development platform for cell design changes and investigating the optimal work conditions for the [***] cells.

1.1.3.2	The Module, including [***]. Tower will deliver to Alien the EDA views specified in Section 4.1.1 necessary to enable smooth integration of the Module into Alien’s RFID product.

1.1.3.3	A test chip for the Module ([***] – module level test chip) to be tested, verified and qualified by Tower to prove the Module functionality and reliability.

1.1.4	Silicon Fabrication and Testing

Tower will fabricate on its manufacturing process (placing the test chips on a “shuttle” reticle) and test both the [***] and the [***].

2	PROJECT MILESTONES & ESTIMATED COMPLETION DATES

ID	Milestone	Estimated Due Date (Relative)	Estimated Due Date

1	[***]	[***]	[***]

2	[***]	[***]	[***]

3	[***]	[***]	[***]

4	[***]	[***]	[***]

5	[***]	[***]	[***]

6	[***]	[***]	[***]

7	[***]	[***]	[***]

8	[***]	[***]	[***]

9	[***]	[***]	[***]

10	[***]	[***]	[***]

11	[***]	[***]	[***]

12	[***]	[***]	[***]

Comment: The list above contains the major milestones, detailed project planning will be established during project kick-off. For purposes of this SOW, (i) “T0” means the Effective Date of this SOW, and (ii) “W” means calendar week.

Without limiting other remedies available, in the event Tower fails to meet any of the “Key Milestones” (as defined below) within [***] days after its Estimated Due Date in the chart listed above without any fault on Alien’s part, Alien may terminate this SOW by delivery of written notice to Tower, and in such case the provisions of Section 9.3(c) of the Agreement (Effect of Termination Prior to Completion of the Services) shall apply. [***]. In no event of termination by Alien will Tower be entitled to fees and/or expenses that are in excess of the amount set forth in Section 8 of this SOW.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

3	PARTY RESPONSIBILITIES

3.1	Tower will be primarily responsible for:

3.1.1	Deliver appropriate device test chips and related electrical test programs for the Module production monitoring

3.1.2	Designing, testing and characterizing an array level test-chip of [***].

3.1.3	Participating in the following inter-company reviews:

(a)	Preliminary and final design reviews, to be held prior to [***].

(b)	Layout review to ensure compatibility with Product requirements, to be held prior to [***].

3.1.4	Designing the Module and a test chip and creating the following [***] views for the Module: data Sheet, behavioral model, integration guidelines, physical abstract (LEF), timing views, and antenna LEF.

3.1.5	Testing, characterizing and qualifying the test chip for the Module according to agreed upon characterization and qualification plans

3.2	Alien will be primarily responsible for:

3.2.1	Defining the Specifications for the Module

3.2.2	Defining the [***] used in the Alien tool flow

3.2.3	Integrating the Module in the Product

3.2.4	Participating in the following inter-company reviews:

(a)	Preliminary and final design reviews, [***].

(b)	Layout review to ensure compatibility with Product requirements, [***].

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

4	DELIVERABLES

4.1	Tower will provide the following deliverables (“Tower Deliverables”) per the estimated schedule listed in Section 2 of the SOW:

4.1.1	The following [***] for the Module:

Module Data Sheet

Behavioral Model

Integration Guidelines

GDS abstract View

GDS database View

Timing View

Antenna LEF

4.1.2	The following characterization and qualification reports:

4.1.2.1	[***] report

4.1.2.2	[***] characterization report

4.1.2.3	Module test chip characterization report

4.1.2.4	Module Qualification report

4.2	Alien will provide the following deliverables (“Alien Deliverables”):

4.2.1	Module Specifications

5	Acceptance

5.1	Characterization

5.1.1	Module characterization plan is attached as Exhibit D

5.2	Qualification

5.2.1	Module Qualification plan is attached as Exhibit E

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

6	SPECIFICATION & DATASHEET

Module Specifications

[***]

Preliminary Module Datasheet

[***]

The parties agree that Alien may request within 2 weeks of the Effective Date of this SOW to change the Module [***] without incurring material impact on the project schedule and datasheet. As of the Effective Date, Alien hereby requests that Tower change the Module [***], and Tower acknowledges such request.

7	PROJECT MANAGEMENT

7.1	Project management group consists of Tower’s Program Manager, Alien’s Program Manager, and individuals, Focal Points, responsible for major tasks of the project.

In support of successful task completion, this group is responsible for:

•	Coordinating the effort of the respective team members per project requirements.

•	Making the required information, code, data and knowledge available to the respective parties per the project requirements.

•	Monitoring project progress and impact of any issues that may arise during the project execution

•	Coordinating events during the change resolution process.

•	Arranging periodic status meetings and project reviews at the completion of each major milestone / deliverable or in case an escalation is required

7.2	Project Contacts

Project Contact Position	Name	Company
Project Manager	Limor Kendler Levy	Tower

Sales / Marketing	Ishai Naveh	Tower

Project Sponsor	Yossi Netzer	Tower

Project Manager	James Atherton	Alien

Business Interface	John Payne	Alien

Project Sponsor	Natalino Camilleri	Alien

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

7.3	Escalation

7.3.1	The Program Managers of each party will act as the overall point-of-contact in resolving any consulting execution or delivery issues between the parties.

7.3.2	When the specific project manager is not able to provide and/or achieve resolution, the matter will be escalated to the project sponsors, in order to decide on further resolution steps.

7.3.3	In a case of a persistent unresolved matters problem or a crash, a special meeting will be held with the relevant engineering and managerial resources from both parties at a time and place mutually agreed upon.

7.4	Inspection

7.4.1	Upon Alien’s request, Tower shall provide detailed information, reports and materials requested by Alien that describe Tower’s progress towards any Milestone and/or with respect to any Tower Deliverables.

7.4.2	Upon Alien’s request, Tower shall provide access to Tower’s facilities and other locations where Tower activities hereunder are being performed for the purpose of verifying Tower’s progress towards any Milestone or any Tower Deliverable.

8	FEES AND EXPENSES

For the overall development listed in the SOW, subject to the terms and conditions herein, Alien will pay Tower [***] in accordance with the following payment schedule:

Milestone	Percent of Payment	Comments:
[***]	[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

9	REFERENCE DOCUMENTS

9.1	“Agreement” (as defined in the opening paragraph to this SOW)

9.2	“Previous SOW”

9.3	“Specifications” ([***])

9.4	Module Characterization plan – Exhibit D

9.5	Module Qualification plan – Exhibit E

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

10	OWNERSHIP, LICENSE & CONFIDENTIALITY

10.1	Notwithstanding anything in Section 6 of the Agreement, Tower shall solely own the Module including all Tower Deliverables, devices, circuitry and components.

10.2	Subject to the payment of the fees listed in Section 8 of this SOW, Alien is granted the licenses listed in Section 7.2 of the Agreement with respect to the Tower Deliverables listed in Section 4 of this SOW. Except as expressly set forth in this SOW and in the Agreement, Alien may not disclose, distribute or modify the Module and any of the Tower Deliverables. The manufacture of any integrated circuits containing either any portion of the Module and any of the Tower Deliverables or any [***] that is derived from the Module, the Tower Deliverables or the datasheet (except to the extent reflecting the Specifications) or other deliverables provided by Tower under this Agreement, may occur only at Tower’s manufacturing facilities (or as otherwise approved by Tower in writing). In accordance with the pre-existing confidentiality provisions between the parties, the Module and any of the Tower Deliverables are Confidential Information of Tower and may not be disclosed to any third parties and may be used only as authorized hereunder and only by Alien employees with a need to know in order to design and layout integrated circuits using the Module and any of the Tower Deliverables solely to be manufactured at Tower’s manufacturing facilities (provided however that Alien’s distribution RFID products, and related marketing and sales activities related thereto, that include the Module and any of the Tower Deliverables shall not constitute breach of Tower’s Confidential Information). Certain elements of the Module and any of the Tower Deliverables may be provided to Alien in files/data formatted for use with or by certain third party tools/products. No license to any third party tools/products is granted to Alien by Tower under this Agreement. Alien must ensure that it has the necessary licenses and rights to use the third party tools/products necessary to utilize the Module and any of the Tower Deliverables.

10.3	Each of the parties acknowledge that the other has contributed Confidential Information to both the Module Specification and the Module Data Sheet, and hereby agree upon the following treatment of such Confidential Information:

10.3.1	Tower agrees that it will not disclose the Alien Confidential Information in the Module Specification to any third party except as expressly permitted by the terms of the Agreement concerning the treatment of Confidential Information. Tower agrees that Alien may disclose the Tower Confidential Information in the Module Specification to third parties under a nondisclosure agreement at least as protective of Tower’s interests as the terms of the Agreement concerning the treatment of Confidential Information, and that any terms in the Agreement or this SOW notwithstanding, Alien may retain the Tower Confidential Information in the Module Specification following the termination of the Agreement or this SOW.

10.3.2	Alien agrees that it will not disclose the Tower Confidential Information in the Module Data Sheet to any third party except as expressly permitted by the

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

terms of the Agreement concerning the treatment of Confidential Information. Alien agrees that Tower may disclose the Alien Confidential Information in the Module Data Sheet to third parties under a nondisclosure agreement at least as protective of Alien’s interests as the terms of the Agreement concerning the treatment of Confidential Information, and that any terms in the Agreement or this SOW notwithstanding, Tower may retain the Alien Confidential Information in the Module Data Sheet following the termination of the Agreement or this SOW.

11	ADDITIONAL TERMS:

11.1	Each party represents that it has the right to enter into this SOW

11.2	Indemnification by Tower. Subject to the terms and conditions of the Agreement and this SOW, including the provisions of Sections 10 and 11 of the Agreement and this Section 11 of the SOW, Tower shall defend, or at its option, settle any claim, suit or proceeding brought by a third party against Alien or its officers, directors or employees (an “Infringement Proceeding”) to the extent such Infringement Proceeding is based on any claim that the Tower Deliverables directly infringes or misappropriates any copyright, trade secret or U.S. patent, and shall pay any settlement amounts or damages finally awarded in such Infringement Proceeding; provided, however, that Alien (i) promptly notifies Tower in writing of such Infringement Proceeding; (ii) gives Tower sole control over the defense and/or settlement of such Infringement Proceeding; (iii) does not make any admission of liability nor settle or otherwise compromise any such Infringement Proceeding without Tower’s prior written consent; (iv) reasonably cooperates and provides Tower with all available information, assistance, and authority to defend or settle the Infringement Proceeding. Tower shall not enter into any settlement or consent decree that results in an admission of liability by Alien or the entry of injunctive relief against Alien without Alien’s prior written consent, which consent shall not be unreasonably withheld or delayed. Tower shall not be liable for any costs, expenses, damages or fees incurred by Alien in defending such action or claim unless authorized in advance in writing by Tower

11.3	Mitigation. If the use of any Tower Deliverable is, or in Tower’s opinion is likely to become, enjoined or the subject of an Infringement Proceeding, Tower may, and in the event the use of any Tower Deliverable is enjoined, Tower shall: (a) obtain, at no cost to Alien, the right to continue the use such Tower Deliverable; or (b) replace or modify such Tower Deliverable, at no cost to Alien, with a non-infringing Tower Deliverable; provided that if (c) Tower cannot obtain for Alien the right to use such Tower Deliverable on a commercially reasonable basis, and cannot on a commercially reasonable basis replace or modify such Tower Deliverable to make it non-infringing, Tower may terminate this SOW and refund the fees paid by Alien for the applicable Tower Deliverable(s), at which point Alien shall cease use of the applicable Tower Deliverable.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

11.4	Exclusions. Tower shall not be responsible and have no liability with respect to any Infringement Proceeding, or portion thereof, to the extent it is based on or results from: (i) any combination, operation or use of any Tower Deliverable with materials, manufacturing or equipment not furnished by Tower; (ii) Tower’s compliance with Alien’s written direction designs, Specifications or instructions, including authorized use of Alien technical information; (iii) any act, omission, design and/or Specification of Alien, including any modification or unauthorized or unlicensed use of the Tower Deliverables by Alien or its customers.

11.5	Sole Remedy. TOWER’S OBLIGATIONS AND ALIEN’S RIGHTS UNDER SECTIONS 11.1, 11.2 AND 11.3 ARE TOWER’S SOLE OBLIGATIONS AND ALIEN’S SOLE REMEDIES, ARISING OUT OF OR RELATED TO INFRINGEMENT OR MISAPPROPRIATION OF INTELLECTUAL PROPERTY RIGHTS.

11.6	Indemnification by Alien. Subject to the terms and conditions of the Agreement and this SOW, including the provisions of Sections 10 and 11 of the Agreement and this Section 11 of the SOW, Alien shall defend, or at its option, settle any claim, suit or proceeding brought by a third party against Tower or its officers, directors or employees (an “Infringement Proceeding”) to the extent such Infringement Proceeding is based on any claim that either the Alien Deliverables or the Tower Deliverables, as a result of a modification by Alien or combination of the Tower Deliverables with other equipment, technology or software not purchased or licensed from Tower, directly infringes or misappropriates any copyright, trade secret or U.S. patent, and shall pay any settlement amounts or damages finally awarded in such Infringement Proceeding; provided, however, that Alien (i) promptly notifies Tower in writing of such Infringement Proceeding; (ii) gives Tower sole control over the defense and/or settlement of such Infringement Proceeding; (iii) does not make any admission of liability nor settle or otherwise compromise any such Infringement Proceeding without Tower’s prior written consent; (iv) reasonably cooperates and provides Tower with all available information, assistance, and authority to defend or settle the Infringement Proceeding. Tower shall not enter into any settlement or consent decree that results in an admission of liability by Alien or the entry of injunctive relief against Alien without Alien’s prior written consent, which consent shall not be unreasonably withheld or delayed. Tower shall not be liable for any costs, expenses, damages or fees incurred by Alien in defending such action or claim unless authorized in advance in writing by Tower. ALIEN’S OBLIGATIONS AND TOWER’S RIGHTS UNDER SECTIONS 11.6 ARE ALIEN’S SOLE OBLIGATIONS AND TOWER’S SOLE REMEDIES, ARISING OUT OF OR RELATED TO INFRINGEMENT OR MISAPPROPRIATION OF INTELLECTUAL PROPERTY RIGHTS.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

11.7	Except for Alien’s benefit as specified in the Agreement and any SOW related thereto, [***]. The limitation set forth in the preceding sentence shall survive expiration of the Agreement and / or this SOW, but shall not survive in the event the Agreement or this SOW is terminated by either party.

11.8	The Term of the Agreement is extended until December 31, 2007; provided, however, that those elements of this SOW (including Exhibit C hereto) concerning the parties’ rights and obligations with respect to the purchase and sale of Tower Outsourced Products shall extend until December 31, 2009, as shall any terms which are required to survive the expiration of the Term in order for the parties to exercise such rights and fulfill such obligations.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

APPROVAL

This Statement of Work has been entered into this 1st day of March, 2006 (the “Effective Date”).

Each party hereby acknowledge that they have read and understand this Statement of Work

TOWER SEMICONDUCTOR LTD.		ALIEN TECHNOLOGY CORPORATION:

BY:	/s/ FRA DRUMM	BY:	/s/ JOHN PAYNE
	Fra Drumm		John Payne

ITS:	VP & GM TOWER USA	ITS:	CHIEF OPERATING OFFICER

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

EXHIBIT A

APPENDIX TO STATEMENT OF WORK

TOWER PROCESS & TECHNOLOGY IMPLEMENTATION CHECKLIST

1.	Technology Implementation Checklist:

1.1	Design Rules Spice models and [***]

1.2	Module specific Design Rules and [***] will be defined at a later stage if required

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

EXHIBIT B

APPENDIX TO STATEMENT OF WORK

FORM OF CHANGE ORDER

Tower Semiconductor Ltd. (“Tower”) and Alien (“Alien”), subject to the terms and conditions set forth in that certain IC Technology Development Agreement by and between Tower and Alien dated as of XXXX, hereby agree to modify Statement of Work No. ___ entered into there under and dated as of __________ ___, 200___ (the “Statement of Work”) as follows:

(attach other sheets if necessary)

Other than as modified herein, or as modified by other Change Orders with respect to the Statement of Work that have been or may be entered into between Alien and Tower, the Statement of Work remains in full force and effect.

The parties have entered into this Change Order as of ________________, 200__.

TOWER SEMICONDUCTOR LTD.		ALIEN TECHNOLOGY CORPORATION:

BY:		BY:
	[name]		[Insert name]

ITS:		ITS:

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

EXHIBIT C

APPENDIX TO STATEMENT OF WORK

[***]

(1)	[***]

(2)	[***]

(3)	[***]

[***] Tower agrees that it will supply the agreed wafer requirements to Alien provided that Alien meets the forecast, lead time, and other commercial requirements in the Foundry Agreement between Alien and Tower, or if no such Foundry Agreement is in place, Tower’s standard forecast, lead-time and other commercial requirements for products in the class of the Tower Outsourced Products.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

EXHIBIT D

APPENDIX TO STATEMENT OF WORK

MODULE CHARACTERIZATION PLAN

Title: Module characterization plan

REVISION HISTORY

Rev	Originator	Date	Page/Paragraph - Changed Deleted
1.0	Tóth Tamás	Nov. 15 2005	Initial Criteria
2.0	Limor Levy-Kendler	Dec 21, 2005	Adjust per biz/customer requirements
3.0	Ohad Kritz	March 2, 2006	Terminology Alignment with the SOW

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

1.	General

This document describes the characterization plan for the Tower Module, [***]. The following sections detail the electrical tests required to determine the functionality and manufacturability of the Tower Module.

Description of the Test Conditions:

Quantity – [***]

Tested Parameters – [***]

Operating Temperature: [***]

Operating Voltage: [***]

                                [***]

Output – [***]

2.	Module Diagram

[***]

Figure 1. MTEG Architecture

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

2.1 AC Characteristics – Read

[***]

2.2 AC Characteristics – Write

[***]

2.3 AC Characteristics – Erase

[***]

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

EXHIBIT E

APPENDIX TO STATEMENT OF WORK

MODULE QUALIFICATION PLAN

Title: TS18 TNV 1K Cycles Technology Qualification Plan

Number: RAI2 070				1.0

REVISION HISTORY

Rev	Originator	Date	By	Page/Paragraph - Changed Deleted
1.1	Efraim Aloni	13/11/2005	TE
1.2	Ohad Kritz	02/03/2006		Terminology alignment with the SOW

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

QUALIFICATION PLAN

TS18 TNV 1K CYCLES TECHNOLOGY

Responsible Engineer:	Amos Fenigstein	(Tel: 6080)

Originator:	Efraim Aloni	(Tel: 6673)

Fab:	2

Area:	New Technology

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

1.	PURPOSE AND SCOPE

The purpose of this document is to qualify the Module based on the [***] technology

2.	TABLE OF CONTENTS

1.	PURPOSE AND SCOPE	3
2.	TABLE OF CONTENTS	3
3.	APPLICABLE DOCUMENTS	4
4.	DEFINITIONS	4
5.	SUPPLIES AND MATERIALS	4
6.	EQUIPMENT	4
7.	SAFETY	4
8.	ENVIRONMENTAL PROTECTION	4
9.	NEW TECHNOLOGY AND QUALIFICATION VEHICLE DESCRIPTION	5
9.1	General technology	5
9.2	Process flow Documentation	5
9.3	Qualifying vehicle description	5
10.	JUSTIFICATION FOR THE NEW PROCESS	6
10.1	Business	6
10.2	Technology	6
11.	GENERAL	6
12.	QUALIFICATION PLAN	6
12.1.	On Line Process Monitor	6
12.2.	Electrical Tests	6
12.3.	Duty Cycle	7
12.4.	Process Qualification	7
12.4.1.	[***]	7
12.4.2	[***]	7
12.4.3.	[***]	7
12.5.	Standard Evaluation Circuit (SEC)- [***]	8
12.5.1.	[***]	8
12.6.	Technology release	10
13.	PROCESS CHANGE APPROVAL FORM	10

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

3.	APPLICABLE DOCUMENTS

Document Name	Document Number
Tower Semiconductor Manufacturing Safety Procedures	[***]
Tower’s Environmental Quality Master Specifications (QMS)	[***]
Reliability Requirements for Qualification of a New Process	[***]
Reliability Requirements for Qualification of a New Process Module	[***]
Process Qualification Report, [***]	[***]

Design Rules for [***]	[***]
Design Rules For [***]	[***]

4.	DEFINITIONS

LV	Low Voltage
HV	High Voltage
RT	Room Temperature
HTOL	High Temperature OP-Life
LTOL	Low Temperature OP-Life
CKBD LTPD	Checker Board Lot Tolerance Proportion Defective

5.	SUPPLIES AND MATERIALS

N/A

6.	EQUIPMENT

Tool/Machine/Equipment	Usage
[***]	[***]
[***]	[***]
[***]	[***]

7.	SAFETY

All personnel shall read and comply with [***].

8.	ENVIRONMENTAL PROTECTION

All personnel must review their operations with reference to the requirements as noted in [***].

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

9.	NEW TECHNOLOGY AND QUALIFICATION VEHICLE DESCRIPTION

9.1.	General technology

[***].

9.2.	Process flow Documentation

[***]

9.3.	Qualifying vehicle description

The qualifying module/vehicle, identified as [***], is described in the following table.

Device	Package	Product size	Product array
[***]	[***]	[***]	[***]

Module [***] description

[***]

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

10.	JUSTIFICATION FOR THE NEW PROCESS

10.1.	Technology.

This Technology is defined in Tower Semiconductor Technology Road Map.

11.	GENERAL

The qualifying requirements of this new process are described in tower semiconductor [***].

Device characterization report should be available before final technology approval will be issued.

12.	QUALIFICATION PLAN

12.1.	On Line Process Monitor

[***].

12.2.	Electrical Tests

A total minimum of [***] will be tested.

[***].

12.3.	Duty Cycle

[***].

12.4.	Process Qualification

(a)	12.4.1. [***]

12.5.	Standard Evaluation Circuit (SEC)- [***]

[***]

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

12.6.	Technology release

1	Conditional approval Will be granted upon completion of the following tests:. [***]

2	Final technology release will granted upon completion of all qualification tests, excluding engineering evaluation tests.

13.	PROCESS CHANGE APPROVAL FORM

CONDITIONAL & FINAL RELEASE ACCORDING TO QUAL REPORT APPROVERS LIST:

Project Manager

Reliability Physics Manager

Integration Manager

Yield & Device MGR

[***]

Eng. MGR

Qualification Manager

Reliability Manager

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Module Specifications

[***]

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

Preliminary Module Datasheet

[***]

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.